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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 17, 1995, appearing on page 28 of Exabyte Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.



PRICE WATERHOUSE LLP
Boulder, Colorado
November 17, 1995